SALIENT ALTERNATIVE STRATEGIES FUND

Supplement dated March 25, 2013

to the Prospectus dated April 27, 2012, as supplemented June 21, 2012

The Board of Trustees (the “Board”) of Salient Alternative Strategies Fund (the “SAS Fund”) and Salient Alternative Strategies I Fund (the “SAS I Fund” and together with the SAS Fund, the “Funds”) approved the combination of the SAS Fund into the SAS I Fund, effective March 31, 2013 (the “Reorganization”), upon recommendation by Salient Advisors, L.P., the Funds’ investment adviser. The Board considered, among other factors, that the SAS Fund and the SAS I Fund serve as feeder funds to the same master fund and have the same investment objectives, policies and strategies, and that the contractual fee structure of the SAS I Fund, the surviving fund, is more favorable to shareholders than the contractual fee structure of the SAS Fund.

In anticipation of the proposed Reorganization, the SAS Fund will cease its public offering of shares and will stop accepting purchases and exchanges into the SAS Fund as of March 26, 2013.

The SAS Fund reserves the right to further restrict sales of the SAS Fund’s shares.

For more information, please contact your investment professional.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE